Exhibit 10.1
FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of July 10, 2009, is entered into among SPARTECH CORPORATION, a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.
BACKGROUND
     A. The Borrower, the Lenders, the Administrative Agent, and the L/C Issuer heretofore entered into that certain Fourth Amended and Restated Credit Agreement, dated as of June 2, 2006, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 7, 2008, that certain Waiver and Amendment Agreement to Fourth Amended and Restated Credit Agreement, dated as of July 30, 2008, and that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 10, 2008 (said Credit Agreement, as so waived or amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower, the Lenders, the Administrative Agent, and the L/C Issuer desire to amend the Credit Agreement.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Administrative Agent, and the L/C Issuer covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT.
     (a) The definition of “EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “EBITDA” for any period means Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Consolidated Interest Expense, (b) depreciation and amortization expenses and other non-cash charges (included but not limited to expensing of stock options, fixed asset write-offs and impairments of goodwill), (c) income and profits taxes, and (d) cash restructuring expenses; provided, however, (i) for the period of four consecutive fiscal quarters ending on (A) August 1, 2009, the aggregate amount of cash restructuring charges that may be added to determine EBITDA shall not exceed $8,967,000, (B) on October 31, 2009, the aggregate amount of cash restructuring charges that may be added to determine EBITDA shall not exceed $8,515,000, (C) on January 30, 2010, the aggregate amount of cash restructuring charges that may be added to determine EBITDA shall not exceed $7,337,000, and (D) on May 1, 2010 and on the last day of each fiscal quarter ended thereafter, the aggregate amount of cash restructuring charges that may be added to determine EBITDA shall not exceed $5,000,000 and (ii) $848,000 of cash restructuring expenses incurred in the period of four consecutive fiscal quarters ended May 2, 2009 but not permitted to be added to determine EBITDA for such period due to the restrictions of such definition in effect at such time shall be included in the determination of EBITDA for the fiscal quarter ended August 1, 2009. Notwithstanding the foregoing, for purposes of Section 2.04 only, the aggregate amount of cash restructuring charges that may be added to determine EBITDA pursuant to clause (d) above shall not exceed $5,000,000 for any period of four consecutive fiscal quarters.
     (b) Section 2.04(c) of the Credit Agreement is hereby amended to read as follows:
     (c) If the Borrower or any of its Subsidiaries makes an Asset Sale (other than any Asset Sale permitted by Section 7.02(a), (b) or (c)) which results in the realization by such Person of Net Cash Proceeds, the Borrower shall immediately prepay an aggregate principal amount of Loans equal to (x) such Net Cash Proceeds that exceed an aggregate amount of $1,000,000, regardless of whether such Net Cash Proceeds are received as a single payment or as a series of payments (such amount of Net Cash Proceeds as the “Loan Prepayment Basis”) times (y)(i) if the Leverage Ratio as of the last fiscal quarter preceding such Asset Sale is greater than or equal to 3.50 to 1.00, 75% of such Loan Prepayment Basis, (ii) if the Leverage Ratio as of the last fiscal quarter preceding such Asset Sale is less than 3.50 to 1.00 but greater than or equal to 2.50 to 1.00, 50% of such Loan Prepayment Basis, and (iii) if the Leverage Ratio as of the last fiscal quarter preceding such Asset Sale is less than 2.50 to 1.00, 0% of such Loan Prepayment Basis, provided that (A) the Required Lenders have approved the release of the Superpriority Amount and such release is effective and (B) the Asset Sale mandatory prepayment provisions (or corresponding provisions) in the Note Purchase Agreements and the Calyon Credit Agreement are similar to this Section 2.04(c) (such prepayments to be applied as set forth in clause (h) below and to be subject to the Intercreditor Agreement and to be reduced by any amounts required to be paid to other Creditors pursuant to the Intercreditor Agreement). Any portion of the Loan Prepayment Basis not used to prepay the Loans shall be reinvested in Reinvestment Property so long as within 180 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated or contractually committed to be consummated pursuant to a definitive agreement (and, if so contractually committed, actually reinvested within 270 days of the date of receipt of such Net Cash Proceeds; and provided, however, that any such Net Cash Proceeds not subject to such definitive agreement or so reinvested as required above shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.04(c)). As used herein, “Reinvestment Property” means property that is useful in the business of the Borrower and its Subsidiaries.
     (c) Section 7.02 of the Credit Agreement is hereby amended to read as follows:
     7.02 Disposition of Assets. Make any sale, transfer, lease (as lessor), loan or other disposition of any property or assets (an “Asset Sale”), other than the following:

     (a) Asset Sales in the ordinary course of business;
     (b) Asset Sales of property or assets by a Subsidiary to the Borrower or a Wholly-Owned Subsidiary that is a Subsidiary Guarantor;
     (c) the Asset Sale as a result of the Disclosed Transaction; or
     (d) other Asset Sales, provided that in each case
     (i) immediately before and after giving effect thereto, no Default shall have occurred and be continuing, and
     (ii) the aggregate net book value of the property or assets disposed of in such Asset Sale and all other Asset Sales by the Borrower and its Subsidiaries during the immediately preceding twelve months does not exceed 15% of Consolidated Net Worth (as of the last day of the quarterly accounting period ending on or most recently prior to the last day of such twelve month period); provided, however, there shall be excluded for purposes of this Section 7.02(ii) only, the aggregate net book value of the property and assets of certain Subsidiaries previously disclosed in the Borrower’s Second Quarter 2009 Update to the Lenders, dated June 15, 2009, in writing to be disposed of by the Borrower in three separate Asset Sales so long as all the proceeds and consideration of such Asset Sales consist of (A) notes not to exceed (x) $10,000,000 in aggregate principal amount for all such Asset Sales and (y) $5,000,000 in aggregate principal amount for any one such Asset Sale and/or (B) cash.
     For purposes of this Section 7.02, any Voting Equity Interests of a Subsidiary that are the subject of an Asset Sale shall be valued at the greater of (x) the fair market value of such shares as determined in good faith by the Board of Directors of the Borrower and (y) the aggregate net book value of the assets of such Subsidiary multiplied by a fraction of which the numerator is the aggregate number of Voting Equity Interests of such Subsidiary disposed of in such Asset Sale and the denominator is the aggregate number of Voting Equity Interests of such Subsidiary outstanding immediately prior to such Asset Sale.
     (d) Section 7.04 of the Credit Agreement is hereby amended by (i) deleting “and” after clause (f) thereof, (ii) deleting “.” after clause (g) thereof and inserting “; and” in lieu thereof, and (iii) adding a new clause (h) thereto to read as follows:
     (h) notes received as part of the purchase price of the three Asset Sales excluded from that calculation set forth in Section 7.02(d)(ii) not to exceed the amounts permitted thereunder.
     (e) The Compliance Certificate is hereby amended to be in the form of Exhibit C attached to this Fourth Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full corporate power and authority to execute, deliver and perform this Fourth Amendment and (iii) this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding respective obligations of the Borrower, enforceable against the Borrower, in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) the execution, delivery and performance by the Borrower of this Fourth Amendment and the Credit Agreement, as amended hereby, do not and will not conflict with, result in a breach of or constitute a default under, any Organization Document of the Borrower or any Contractual Obligation to which the Borrower is a party or by which its respective properties may be bound; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Borrower’s Board of Directors) not previously obtained is required for the execution, delivery or performance by the Borrower of this Fourth Amendment.
     3. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall be effective as of July 10, 2009, subject to the following:
     (a) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Required Lenders;
     (b) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;
     (c) the representations and warranties set forth in Section 2 of this Fourth Amendment shall be true and correct;
     (d) the Note Purchase Agreements shall have been amended in form and substance satisfactory to the Administrative Agent;

     (e) Bank of America, in its capacity as Collateral Agent under the Intercreditor Agreement, shall have received the written authorization necessary under Section 5.7 of the Intercreditor Agreement.
     (f) the Administrative Agent shall have received certificates of resolutions or other similar action, incumbency certificates and/or certificates of Responsible Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fourth Amendment;
     (g) the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this Fourth Amendment and with respect to such other matters as requested by the Administrative Agent or its counsel;
     (h) the Administrative Agent shall have received all fees payable to the Administrative Agent and Arranger and the Lenders executing this Fourth Amendment as agreed to by the Borrower;
     (i) the Borrower shall have paid all Attorney Costs of the Administrative Agent incurred in connection with this Fourth Amendment to the extent invoiced; and
     (j) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Lenders shall require.
     4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty.
     5. NO WAIVER. Nothing provided in Section 1(b) of this Fourth Amendment or otherwise herein shall waive, or be deemed a waiver of, the mandatory prepayment requirements of Section 2.04(c) of the Credit Agreement.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.
     (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).
     8. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely in such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Fourth Amendment shall be binding upon all parties hereto and their respective successors and assigns.
     10. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.
     11. RELEASE. THE BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY RELEASED PARTY (AS DEFINED BELOW). THE BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE ARRANGER, THE ADMINISTRATIVE AGENT, THE L/C ISSUER, EACH LENDER AND ITS PREDECESSORS, EACH RELATED PARTY TO ANY OF THE ABOVE, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN,

ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FOURTH AMENDMENT IS EXECUTED, WHICH THE BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS FOURTH AMENDMENT (BUT EXCLUDING IN ALL CASES ANY OF THE FOREGOING ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE RELEASED PARTIES).
     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

     REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first set forth above.

SPARTECH CORPORATION
By:	/s/ Randy C. Martin
Randy C. Martin
Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer
By:	/s/ William M. Bulger Jr.
	Name:	William M. Bulger Jr.
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and Syndication Agent
By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

KEYBANK, NATIONAL ASSOCIATION, as a Lender and Syndication Agent
By:	/s/ Brian P. Fox
	Name:	Brian P. Fox
	Title:	Vice President

NATIONAL CITY BANK OF PENNSYLVANIA, as a Lender and Documentation Agent
By:	/s/ Thomas S. Sherman
	Name:	Thomas S. Sherman
	Title:	SVP

Signature Page to Fourth Amendment

CALYON NEW YORK BRANCH, as a Lender and Documentation Agent
By:	/s/ Joseph Philbin
	Name:	Joseph Philbin
	Title:	Director

By:	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

SUNTRUST BANK, as a Lender
By:	/s/ Brian C. Wille
	Name:	Brian C. Wille
	Title:	Vice President

FIFTH THIRD BANK, as a Lender
By:	/s/ Robert M. Sander
	Name:	Robert M. Sander
	Title:	Vice President

U. S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:	/s/ Mark J. Leveille
	Name:	Mark J. Leveille
	Title:	Vice President Comerica Bank

Signature Page to Fourth Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

Signature Page to Fourth Amendment

ACKNOWLEDGED AND AGREED TO:
ATLAS ALCHEM PLASTICS, INC.
ALCHEM PLASTICS CORPORATION
ALCHEM PLASTICS, INC.
SPARTECH PLASTICS, LLC
           By:   Spartech Corporation, its sole
                    member
POLYMER EXTRUDED PRODUCTS, INC.
SPARTECH POLYCAST, INC.
SPARTECH TOWNSEND, INC.
SPARTECH INDUSTRIES FLORIDA, INC.
SPARTECH POLYCOM, INC.
FRANKLIN-BURLINGTON PLASTICS, INC.
SPARTECH INDUSTRIES, INC.
ANJAC-DORON PLASTICS, INC.
SPARTECH CMD, LLC
           By:   Spartech Corporation, its sole
                    member
SPARTECH FCD, LLC
           By:    Polymer Extruded Products, Inc.,
                    its sole member
SPARTECH SPD, LLC
           By:   Spartech Corporation, its sole
                    member
SPARTECH MEXICO HOLDING COMPANY
SPARTECH MEXICO HOLDING COMPANY TWO
SPARTECH MEXICO HOLDINGS, LLC
           By:   Spartech Mexico Holding Company,
                    its sole member
CREATIVE FORMING, INC.
SPARTECH POLYCOM (TEXAS), INC.
ALSHIN TIRE CORPORATION
X-CORE, LLC
           By:   Spartech Industries, Inc.,
                    its sole member
PEPAC HOLDINGS, INC.

By:	/s/ Randy C. Martin
Randy C. Martin
Vice President for all of the above

Signature Page to Fourth Amendment

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement, dated as of June 2, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Spartech Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to party thereto and Bank of America, N.A. as Administrative Agent and L/C Issuer.
     The undersigned hereby certifies as of the date hereof that he/she is the                                         of the Borrower and that, as such, he/she is authorized to execute and deliver this certificate to the Administrative Agent on the behalf of the Borrower and that:
[Use following for fiscal year-end financial statements]
Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following for fiscal quarter-end financial statements]
     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the date set forth above as the Financial Statement Date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents and
Exhibit C - 1
Form of Compliance Certificate

[select one:]
     [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it and no Default has occurred and is continuing.]
—or—
     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
     4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date set forth above as the Financial Statement Date.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                          ,                      .

SPARTECH CORPORATION, a Delaware corporation

By:
Name:
Title:

Exhibit C - 2
Form of Compliance Certificate

For the Quarter/Year ended                                         (“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.02(c) — Limitation on Asset Dispositions.

A. Aggregate net book value of the property or assets disposed of in asset sales (other than asset sales pursuant to 7.02(a), (b) and 7.02(c) and the three Asset Sales referred to Section 7.02(d)(ii)):
$
	B. All other asset sales by Borrower and its Subsidiaries during the immediately preceding twelve months:	$
	C. Total (Line I.A. + I.B.):	$
	D. Maximum (15% x IV.A.(5):	$
II.	Section 7.04(e) — Limitations on Loans and Investment.
	A. Aggregate outstanding advances, loans, extensions of credit or investments in the ordinary course of business:	$
	B. Maximum in aggregate amount at any one time outstanding:		$15,000,000
III.	Section 7.05 — Limitation on Indebtedness.

A. Aggregate outstanding amount of Indebtedness of all Subsidiaries (excluding (i) Guarantees permitted pursuant to clauses (a), (b), (c) and (d) of Section 7.12, (ii) Indebtedness of a Subsidiary existing on July 30, 2008 and described in Schedule 7.05 but no increase of any such Indebtedness, (iii) Indebtedness of a Subsidiary owed to the Borrower or any Guarantor, (iv) Indebtedness under the Loan Documents, and (v) Indebtedness of a Subsidiary secured by Liens permitted pursuant to clause (h) of Section 7.01):
$
	B. Maximum permitted amount of Subsidiary Indebtedness:		$5,000,000
IV.	Section 7.06 — Consolidated Net Worth.
A. Consolidated Net Worth:
	(1) Capital stock taken at par or stated value:	$
	(2) Capital in excess of par or stated value relating to capital stock:	$
	(3) Retained earnings (or minus any retained earnings deficit):	$
	(4) Sum of treasury stock, capital stock subscribed for and unissued and other contra-equity accounts, all as determined in accordance with GAAP:	$
	(5) Total (Line IV.A.(1) + (2) + (3) — (4)):	$
B. Minimum Consolidated Net Worth.
	(1) $350,000,000:	$
Exhibit C - 1

	(2) 50% of Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on April 30, 2006 (excluding any fiscal quarter in which Consolidated Net Income is not positive):	$
	(3) 85% of the net proceeds of any equity issued by the Borrower after January 31, 2006:	$
	(4) Non-cash impairment charges for goodwill, intangible and fixed assets:	$
	(5) Minimum Consolidated Net Worth (Lines IV.B.(1) + (2) + (3) — (4)):	$
V.	Section 7.07 — Minimum Fixed Charge Coverage Ratio.
A. EBITDA for the Borrower and its Subsidiaries on a consolidated basis for the period of the four fiscal quarters most recently ended (the “Subject Period”):
	1. Consolidated Net Income for the Subject Period:	$
	2. Without duplication and to the extent deducted in determining Net Income, Consolidated Interest Expense:	$

3. Without duplication and to the extent deducted in determining Net Income, depreciation and amortization expenses and other non-cash charges (including but not limited to expensing of stock options, fixed asset write-offs and impairment of goodwill):
$
	4. Without duplication and to the extent deducted in determining Net Income, income and profits taxes:	$

5. Without duplication and to the extent deducted in determining Net Income, cash restructuring expenses (see definition of EBITDA in Credit Agreement for maximum permitted amount of cash restructuring charges for Subject Period):
$
	6. EBITDA (Lines VI.A.1. + 2. + 3. + 4 + 5.):	$
	B. Capital Expenditures for the Subject Period:	$
	C. Income tax expenses for the Subject Period:	$
	D. Consolidated Interest Expense for the Subject Period:	$
	E. Dividends for the Subject Period:	$
	F. Scheduled installment payments of principal of Consolidated Indebtedness for the Subject Period:	$
	G. Fixed Charge Coverage Ratio ((Line V.A.6. — Line V.B — Line V.C.) ÷ (Line V.D. + Line V.E. + Line V.F.)):	to 1.00
	H. Minimum Required Fixed Charge Coverage Ratio — see Section 7.07:	to 1.00
VI.	Section 7.08 — Maximum Leverage Ratio
A. Consolidated Indebtedness:
1. Indebtedness (without duplication)
Exhibit C - 2

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments:	$
(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments:	$
(c) net obligations of such Person under any Swap Contract:	$
(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business):	$
(e) accrued obligations in respect of earnout or similar payments payable in cash or which may be payable in cash at the seller’s or obligee’s option:	$

(f) Indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse:
$
(g) Capitalized Lease Obligations and Synthetic Lease Obligations:	$
(h) Obligations in respect of Redeemable Stock of such Person:	$
(i) any “withdrawal liability” of such Person as such term is defined under Part I of Subtitle E of Title IV of ERISA:	$
(j) all Guarantees of such Person in respect of any of the foregoing:	$
(k) Consolidated Indebtedness (Lines VI.A.1.(a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j)):	$
Exhibit C - 3

B. EBITDA for the Borrower and its Subsidiaries on a consolidated basis for the period of the four fiscal quarters most recently ended (the “Subject Period”). For purposes of calculating the Leverage Ratio as at any date, EBITDA shall be calculated on a pro forma basis assuming that all Acquisition made, and all divestitures completed, during the four consecutive fiscal quarters then most recently ended had been made on the first day of such period (but without adjustment for expected cost savings or other synergies):

	1. Consolidated Net Income for the Subject Period:	$
	2. Without duplication and to the extent deducted in determining Net Income, Consolidated Interest Expense:	$

3. Without duplication and to the extent deducted in determining Net Income, depreciation and amortization expenses and other non-cash charges (including but not limited to expensing of stock options, fixed asset write-offs and impairment of goodwill):
$
	4. Without duplication and to the extent deducted in determining Net Income, income and profits taxes:	$

5. Without duplication and to the extent deducted in determining Net Income, cash restructuring expenses (see definition of EBITDA in Credit Agreement for maximum permitted amount of cash restructuring charges for Subject Period):
$
	6. EBITDA (Lines VI.B.1. _ 2. + 3. + 4. + 5.):	$
	C. Leverage Ratio (Line VI.A.1.(k) ÷ Line VI.B.6.):	to 1.00
	D. Maximum Leverage Ratio — see Section 7.08:	to 1.00
VII.	Section 7.13 — Limitation on Restricted Payments
	A. Aggregate amount of Dividends paid during fiscal quarter	$
	B. Aggregate amount of Dividends permitted during fiscal quarter	$1,650,000
VIII.	Section 7.18 — Limitation on Capital Expenditures
	A. Aggregate amount of Capital Expenditures made during fiscal year :	$
	B. Aggregate amount of Capital Expenditures permitted to be made during fiscal year (see Section 7.18):	$
IX	Excess Cash Flow Calculation for fiscal year
	A. EBITDA (excluding cash restructuring charges):	$
	B. Cash interest income:	$
	C. Net decreases (if any) in working capital:	$
	D. Lines IX.A. + IX.B. + IX.C.:	$
	E. Restricted Payments:	$
	F. Income taxes paid in cash:	$
Exhibit C - 4

G. Unfinanced portion of Capital Expenditures:	$
H. Amounts expended for Permitted Acquisitions:	$
I. Scheduled principal payments of Indebtedness (excluding intercompany Indebtedness):	$
J. Cash interest and fees in respect of any Indebtedness (excluding intercompany Indebtedness):	$
K. Net increases (if any) in working capital:	$
L. Lines IX.E. + IX.F. + IX.G. + IX.H. + IX.I. + IX.J. + IX.K.:	$
M. Excess Cash Flow (Line IX.D. — Line IX.L.):	$
Exhibit C - 5